Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Equity Defined Protection ETF™ – 2 Yr to July 2025

(the “Fund”)

Supplement To The Fund’s Prospectus
Dated February 28, 2025

June 23, 2025

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately two years. The current Outcome Period will end on June 30, 2025, and the Fund will commence a new Outcome Period that will begin on July 1, 2025 and end on June 30, 2027. The Fund’s Cap will not be determined until the start of the new Outcome Period on July 1, 2025. A supplement to the Fund’s prospectus will be filed on June 30, 2025 that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap ranges set forth below. Additionally, as previously announced, effective at the beginning of the new Outcome Period, the Fund’s name will change from “Innovator Equity Defined Protection ETF™ – 2 Yr to July 2025” to “Innovator Equity Defined Protection ETF™ – 2 Yr to July 2027”. The Fund’s ticker will not change.

As of June 23, 2025, the expected range of the Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator Equity Defined Protection ETF™ – 2 Yr to July 2025	TJUL	12.44% – 14.44% (10.86% – 12.86% after taking into account the Fund’s unitary management fee for the Outcome Period)

Please Keep This Supplement With Your Prospectus For Future Reference